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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Joseph P. Mullaney, certify that:
     1. I am the President and Chief Executive Officer of Workgroup Technology Corporation.

     2. I have read the quarterly report of Workgroup Technology Corporation filed on Form 10-Q for the quarter ending December 31, 2002 (the "Report"), including the financial statements contained in the Report.

     3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Workgroup Technology Corporation for and as of the period described.


Date:  February 14, 2003                  /s/ Joseph P. Mullaney
      ------------------                  -----------------------------------
                                          Joseph P. Mullaney
                                          President and Chief Executive Officer